Exhibit 10.12

Pursuant to Item 601(b)(10)(iv) of Regulation S-K, certain identified information marked with [*****] has been excluded from the exhibit because it is both (i) not material and (ii) would be competitively harmful if publicly disclosed.

Fourth Amendment to Exclusive License Agreement between The UAB Research
Foundation (“UABRF”) and Incysus Therapeutics, Inc.

This Fourth Amendment to Exclusive License Agreement (this “Fourth Amendment”) is made effective as of the date of the last signature of the Parties (as evidenced below their signatures on the signature page) (the “Fourth Amendment Effective Date”) by and between The UAB Research Foundation (“UABRF”) and Incysus Therapeutics, Inc. (previously known as Incysus, Ltd.) (“Licensee”). Licensee and UABRF may be each individually referred to as a party and collectively, the parties (“Party” or “Parties”).

RECITALS

WHEREAS, UABRF and Licensee previously entered into that certain Exclusive License Agreement dated effective as of March 10, 2016 (“Original Agreement”);

WHEREAS, the Parties have previously amended the Original Agreement by executing those certain First, Second and Third Amendments, effective as of December 16, 2016, January 26, 2017 and June 16, 2017, respectively (together, the Original Agreement and all amendments, the “Agreement”);

WHEREAS, since the Third Amendment Effective Date, additional intellectual property has been conceived by [*****] and employees of the Licensee and thus is jointly owned by the Licensee and UABRF;

WHEREAS, such additional intellectual property is described in UABRF intellectual property disclosure number [*****] entitled “[*****]”;

WHEREAS, the Licensee has filed for patent protection with respect to such additional intellectual property and has filed US Provisional Patent Application No. [*****], entitled “[*****]” and filed on [*****] (the “Additional Jointly Owned Patent”);

WHEREAS, the Licensee wishes to obtain exclusive rights to such additional intellectual property and the Additional Jointly Owned Patent and UABRF is willing to grant to the Licensee the right to exclusively use of all of UABRF’s right, title and interest in and to such additional intellectual property and to exclusively practice all of UABRF’s rights in and to the Additional Jointly Owned Patent;

WHEREAS, the Parties wish to amend the Agreement to include the additional intellectual property and the Additional Jointly Owned Patent;

WHEREAS, as of May 7, 2018, the Licensee discontinued business as Incysus, Ltd. in the country of Bermuda and reincorporated in the United States of America under the laws of the State of Delaware as Incysus Therapeutics, Inc.; and

WHERAS, the Parties wish to update the Agreement with the new corporate details of the Licensee.

NOW, THEREFORE. for good and valuable consideration, the Parties agree to amend the Agreement as follows:

AGREEMENT

1.       All capitalized terms used herein shall bear the meaning ascribed to them in the Agreement unless otherwise defined herein.

2.       Inclusion of Additional Jointly Owned Patent. As of the Fourth Amendment Effective Date, the Additional Jointly Owned Patent shall comprise part of the Licensed Patents as described in Section 1.13 of the Agreement and Exhibit A of the Agreement is hereby amended to read as follows (with new language being shown in italics and underlined:

Exhibit A. Licensed Patents (dated as of the Effective Date)

(a)	[*****]
(b)	[*****]
(c)	[*****]
(d)	[*****]

3.       Update Certain Corporate Information regarding the Licensee. The Parties acknowledge that the Licensee has changed corporate structure and jurisdiction of incorporation and that it discontinued business as Incysus, Ltd. in the country of Bermuda and reincorporated in the United States of America under the laws of the State of Delaware as Incysus Therapeutics, Inc. All references to Incysus, Ltd. shall be deleted and replaced with Incysus Therapeutics, Inc. In addition, the address for notices relating to the licensee and appearing below the signature of the Licensee shall be deleted in its entirety and replaced with the following language:

Incysus Therapeutics, Inc.

79 Madison Avenue

New York, NY 10016.

4.       All other terms and conditions of the Agreement shall remain in full force and effect.

[Signatures on following page]

IN WITNESS WHEREOF, UABRF and Licensee have each caused its duly authorized representative to execute this Fourth Amendment.

UABRF:		Company:
The UAB Research Foundation		Incysus, Ltd.,

By:	/s/ Authorized Signatory	By:	/s/ William Ho
Name: William Ho
Title: CEO

Date Signed:	11/26/17	Date Signed:	November 15, 2018

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